UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2019 (April 8, 2019)

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Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)           On April 8, 2019, the Audit Committee of the Board of Directors of Global Medical REIT Inc. (the “Company”) approved the dismissal of MaloneBailey LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm, effective upon completion of MaloneBailey’s review of the Company’s first quarter financial statements and the Company filing its Form 10-Q for the quarterly period ended March 31, 2019.

The audit reports of MaloneBailey on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the fiscal years ended December 31, 2018 and 2017, and through April 8, 2019, there were no (a) disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter in their reports; or (b) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MaloneBailey with a copy of the foregoing disclosures on this Current Report on Form 8-K and requested that MaloneBailey furnish the Company with a letter addressed to the United States Securities and Exchange Commission (the “Commission”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of that letter, dated April 11, 2019, is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b)           On April 8, 2019, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm beginning with the Company’s second quarter ending June 30, 2019.   During the years ended December 31, 2018 and 2017, and through April 8, 2019, the Company did not consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Deloitte to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions  to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

16.1	Letter of MaloneBailey LLP dated April 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: April 12, 2019